                                                CONFIDENTIAL TREATMENT REQUESTED






                          INFORMATION MANAGEMENT AGREEMENT

                                      BETWEEN

                            SAINT MARY'S HEALTH NETWORK

                                        AND

                                 DAOU SYSTEMS, INC.






                                    CONFIDENTIAL



THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



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                                                CONFIDENTIAL TREATMENT REQUESTED

                                 TABLE OF CONTENTS


  1.      SERVICE
     1.1  SCOPE OF SERVICE
     1.2  SUPPLEMENTAL SERVICES
     1.3  THIRD PARTY VENDORS

  2.      PERSONNEL
     2.1  EXECUTIVE ADMINISTRATOR
     2.2  CONTRACT ADMINISTRATOR
     2.3  EXECUTIVE ADMINISTRATOR AND CHIEF INFORMATION OFFICER
     2.4  CLIENT MEETINGS
     2.5  STATUS OF DAOU AND DAOU EMPLOYEES
     2.6  EMPLOYEES
     2.7  ***
     2.8  ACCEPTANCE OF DAOU EMPLOYEES
     2.9  REPLACEMENT OF DAOU EMPLOYEES

  3.      TERM
     3.1  TERM OF AGREEMENT

  4.      TERMINATION
     4.1  TERMINATION OF AGREEMENT

  5.      SPECIFIC REQUIREMENTS
     5.1  SITE VISITS
     5.2  ADVERTISING
     5.3  EXECUTIVE ADMINISTRATOR VISITS
     5.4  OTHER PROJECTS


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

  6.      FEES
     6.1  INFORMATION MANAGEMENT SERVICES
     6.2  ANNUAL ADJUSTMENTS
     6.3  OUT OF POCKET EXPENSES
     6.4  CURRENT WORKLOAD
     6.5  PERFORMANCE INCENTIVES
     6.6  SUPPLEMENTAL SERVICES
     6.7  LONG RANGE PLANNING
     6.8  CAPITAL EXPENDITURE FEES
     6.9  TAX EXEMPT CERTIFICATE

  7.      ADDITIONAL CONDITIONS AND PROVISIONS
     7.1  NOTICES
     7.2  CONFIDENTIALITY OF ENTIRE AGREEMENT
     7.3  MISCELLANEOUS
     7.4  REMEDIES, WARRANTY, INDEMNITY AND LIMITATION OF LIABILITY
     7.5  ENTIRE AGREEMENT

EXHIBIT A INFORMATION MANAGEMENT SERVICES

EXHIBIT B LEVEL OF SERVICE

EXHIBIT C  PERFORMANCE CRITERIA

EXHIBIT D  INDEMNITY


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                          INFORMATION MANAGEMENT AGREEMENT

       Agreement made and entered into as of January 1, 1999 by and between Saint Mary's Health Care Corporation, doing business as Saint Mary's Health Network (SMHN), a not-for-profit corporation organized and existing under the laws of the State of Nevada, hereinafter referred to as "Client," and DAOU Systems, Inc., a Delaware corporation qualified to transact business in the State of Nevada, hereinafter referred to as "DAOU."

       WITNESSETH
       WHEREAS, Client presently operates a Healthcare System including acute health care facilities and physician clinics in Nevada, which are in need of the services of a company that can manage, maintain, modify and enhance a sophisticated Corporate Information Services Department and a Telecommunications Department (not to include the PBX Operators) on a 24 hours a day, seven days a week, 365 days a year basis; and

       WHEREAS, DAOU represents itself as being duly qualified to provide such services to Client.

       NOW, THEREFORE, Client and DAOU, in consideration of the mutual promises and covenants contained herein, mutually agree as follows:

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                                1.  SERVICE
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1.1    SCOPE OF SERVICE
       DAOU agrees to furnish Client Information Management Services for both the CIS Department and the Telecommunications Department (not to include the PBX Operators), as specifically described in EXHIBIT A which represents the current services being performed. DAOU and Client may expand Services provided by DAOU only by execution of amended exhibits signed by both parties. The level of service, as described in EXHIBIT B, represents the current level of services being performed and is the basis for the monthly fees provided for in Section 6.1 If during the term of this Agreement Client requests a change to the level of service, upward or downward, the total monthly fee shall change as mutually agreed by the parties.

1.2    SUPPLEMENTAL SERVICES
       Upon the mutual agreement of Client and DAOU, DAOU shall provide supplemental services, in addition to those listed in the attached exhibits, at the supplemental rates set in Section 6.6. Any such supplemental services shall be in accordance with all terms and conditions of this


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

Agreement. Nothing in this Agreement shall require that either Client or DAOU agree to any supplemental services.

1.3    THIRD PARTY VENDORS
       DAOU acknowledges that many of Clients installed hardware, software and phone systems are governed by existing agreements between Client and other vendors. DAOU will act on behalf of Client when working with these vendors and honor in a timely manner all pre-existing contractual conditions and agreements entered into by Client. Client confirms that all of the cost increases in these agreements are reflected in the Client's current operating or capital budget, as applicable, and will be reflected by Client in future budgets.

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                                2.  PERSONNEL
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2.1    EXECUTIVE ADMINISTRATOR
       DAOU designates *** as the current Special Projects Administrator and Executive Administrator for this project, who shall be responsible for oversight of DAOU's performance and for coordinating with DAOU's Chief Information Officer (***) with regard to the proper execution of this Agreement and obligations and duties hereunder. In the event that either the person identified as the Executive Administrator or CIO does not continue to serve in his respective position, Client may terminate the Agreement for cause. Any replacement of either person requires the prior approval of Client.

2.2    CONTRACT ADMINISTRATOR
       Client shall designate the Chief Financial Officer, or his designee, as its Contract Administrator for this project. The Contract Administrator shall be responsible for communicating with DAOU's Executive Administrator, or his designee, with regard to the proper performance of this Agreement and the obligations and duties thereunder.

2.3    EXECUTIVE ADMINISTRATOR AND CHIEF INFORMATION OFFICER
       DAOU will designate, with prior approval of Client, an Executive Administrator and CIO. The Executive Administrator will have those duties set forth in Section 2.1 and the CIO shall be responsible for coordinating DAOU's efforts hereunder and for communicating with Client's Contract Administrator with regard to the proper performance of its duties and obligations under this Agreement.

2.4    CLIENT MEETINGS
       DAOU shall host semi-annual meetings, which will include Client Contract Administrator. The purpose of these meetings is to monitor DAOU's performance at Client's site.

2.5    STATUS OF DAOU AND DAOU EMPLOYEES

       It is understood that DAOU and its employees and agents will act hereunder as independent contractors, and DAOU and its employees and agents agree that they shall not have


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

any claim under this Agreement or otherwise against Client for vacation pay, sick leave, retirement benefits, social security, workers compensation, disability or unemployment insurance benefits of any kind. All tax and other payments required by government bodies and all other benefits shall be the sole responsibility of DAOU. DAOU and its employees and agents, hereby agree to perform their work and functions at all times in strict accordance with currently approved methods and practices and that the sole interest of DAOU is to ensure that the Client's CIS and Telecommunications Departments shall be managed in a competent, efficient and satisfactory manner. During the term of this Agreement or any renewal term, DAOU agrees that its employees and agents shall abide by Client standards of conduct.

2.6    EMPLOYEES
       Subject to the exceptions set forth herein, Client shall not hire DAOU employees during the term or any extension of this Agreement for a period of *** following the termination of the Agreement. The following exceptions shall permit Client to hire DAOU employees with the payments noted (as applicable): ***

2.7 *** In the event that *** Client may terminate this Agreement upon thirty (30) days written notice to DAOU ***.

2.8    ACCEPTANCE OF DAOU EMPLOYEES
       Prior to DAOU placing any employee at Client site, Client's Contract Administrator shall have the right to review candidate's employment record and qualifications.

2.9    REPLACEMENT OF DAOU EMPLOYEES
       Subject to the provisions of Sections 2.1 and 2.3, DAOU may temporarily or permanently replace its employees provided it gives prior notice to Client of its intention to replace such employee.

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                                    3.  TERM
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3.1    TERM OF AGREEMENT
       The initial term of this Agreement shall be for a period of five (5) years commencing on January 1, 1999 and continuing through December 31, 2003 with an option, by mutual agreement, to extend for an additional one (1) year thereafter.

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                                4.  TERMINATION
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4.1    TERMINATION OF AGREEMENT
       This Agreement may be terminated without cause upon either party serving upon the other a written notice of its intent to terminate; such termination shall be effective ninety (90) days following receipt of such notice. In the event that either party commits a material breach of this


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

Agreement and fails to cure such breach within thirty days of receipt of notice of the breach, the Agreement shall be terminated for cause. If DAOU terminates the Agreement for cause and such termination is disputed by Client, DAOU will continue to provide to Client the services set-forth in EXHIBIT A and Client shall continue to pay DAOU its fees and expenses pursuant to this Agreement in a timely manner; the obligation to provide these services and make such payments shall last only until conclusion of the dispute resolution proceeding described in Section 7.3, but in no event shall it exceed ninety (90) days from the date of notice.

       The parties agree that upon termination of this Agreement for any reason DAOU will assign and the Client will accept assignment of and assume all rights and obligations under existing agreements and contracts which DAOU entered into and are contemplated by this Agreement or otherwise approved by Client related to (i) the Information Management Services as set forth in EXHIBIT A, or (ii) Client's capital expenditure purchases from or through DAOU, referenced in Section 6.8 of this Agreement. In the case of such termination, Client will be charged and/or credited, as applicable, for products/services which have been prepaid or with deferred billings, respectively, in order to insure that Client incurs the appropriate benefit/cost of each such products/services. For example, if DAOU has prepaid a software maintenance fee on an annual basis, Client shall assume the software maintenance agreement and receive the benefit of the balance of the software maintenance for the year but shall pay to DAOU the prorated portion of the maintenance fee for the period after termination of this Agreement for which Client receives these maintenance services. Similarly, in the case of a software maintenance agreement with deferred annual billing for which DAOU may have already been paid by Client as part of the operating budget pursuant to Section 6.1 of this Agreement, DAOU will credit to Client an amount reflecting the amounts paid to DAOU for which DAOU has not been billed and Client will assume responsibility for payment in full of the software maintenance fee.

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                        5.  SPECIFIC REQUIREMENTS
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5.1    SITE VISITS
       DAOU shall have the right to six (6) visits per year by potential DAOU clients. The timing of such visits shall be agreed to in advance by client. DAOU agrees that such visits shall not interfere with Client's normal operation and DAOU's performance under this Agreement. Client agrees to use its best efforts in accommodating DAOU's needs in scheduling such visits.

5.2    ADVERTISING:
       DAOU agrees that it will not use Clients name in advertising without prior approval from Client.

5.3    EXECUTIVE ADMINISTRATOR VISITS
       DAOU's Executive Administrator will visit Client at least monthly to ensure Client's satisfaction with DAOU's performance hereunder


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED
5.4    OTHER PROJECTS
       DAOU will not accept any new business within the Reno Sparks area without prior approval of Client Contract Administrator during the term of this Agreement.

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                                     6.  FEES
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6.1    INFORMATION MANAGEMENT SERVICES
       The annual fee for the services to be performed pursuant to Section
1.1 of this Agreement shall be Seven Million, Four Hundred and Seventy-Five Thousand, Seven Hundred and Eighty-Two Dollars ($7,475,782) and will be paid in twelve (12) equal monthly installments. The base management fee is equal to Client's current 1999 operating budget for the services provided herein less depreciation. The base management fee for subsequent years shall be adjusted for the addition or deletion of systems (including any new hardware and/or software applications), as determined by Client. The monthly payments shall be paid in advance on the first day of each month, with payment to be received by the fifth (5th) day, PROVIDED, HOWEVER, that the payment for January, 1999 shall be paid within two (2) days of execution of this Agreement. If services are paid for by Client, but are not performed, Client shall be entitled to a credit or return of fees paid related thereto. If during the term of this Agreement Client requests a change to the level of service, upward or downward, the total monthly fee shall change as mutually agreed by the parties.

6.2    ANNUAL ADJUSTMENTS
       Beginning January 1, 2001, and then each January 1 thereafter, for the term of this Agreement, an annual increase of ***% will be added to the then current Base Fee for all salaries and wages. In addition, beginning January 1, 2001, and then each January 1 thereafter, for the term of this Agreement, for all other components of the base fee other than salaries and wages, an increase to Base Fee will be made based on the then current Consumer Price Index.

6.3    OUT OF POCKET EXPENSES
       Except as otherwise provided herein, out-of-pocket expenses incurred by representatives of DAOU in connection with this Agreement, including recruitment and relocation costs, shall be reimbursed by Client. Out-of-pocket expenses shall not exceed $*** per year unless agreed to in writing by Client in advance. DAOU shall use best efforts to contain such expenses and Client reserves the right, after discussion with DAOU's Executive Administrator to disallow expenses if deemed unreasonable.

6.4    CURRENT WORKLOAD
       Compensation for services rendered is based on current workload and number of devices. The number of devices is currently ***. As numbers of devices (nodes) increase or decrease by increments of ***, contract fees will be adjusted upward and downward by $*** per month for the remainder of the Agreement.

6.5    PERFORMANCE INCENTIVES


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

       The annual incentive fee, based upon successful achievement of the performance criteria set-forth in EXHIBIT C, may be paid to DAOU on or before March 1 of the year following DAOU's performance. This fee shall not exceed $***. The incentive fee may only be used by DAOU to make bonus payments to the DAOU employees working at Client's site as determined by DAOU's Executive Administrator based upon the employee's contribution to the achievement of the performance criteria.

       In addition, a long term incentive may be paid to DAOU at the end of the initial Agreement period based upon DAOU's successful implementation of the long range plan. Determination of the amount paid to DAOU shall be at Client's sole discretion but shall not exceed $500,000.

6.6    SUPPLEMENTAL SERVICES
       In the event Client requires and agrees to supplemental services, DAOU shall be paid at a rate of $*** per person per day, for supplemental services, as agreed to by Client, plus out of pocket expenses.

6.7    LONG RANGE PLANNING
       DAOU shall conduct the process to prepare a Long Range Information Systems Plan covering the initial term of this Agreement. This plan shall involve key Client personnel, as defined by Client. DAOU will revise this plan annually in concert with Client, and will provide written status reports covering progress on the plan together with any major revisions.

6.8    CAPITAL EXPENDITURE FEES
       In addition to the Base Fee set forth in Section 6.1, above, Client will purchase from or through DAOU all computer hardware, software, consulting assistance, and provide manpower required for the installation or maintenance of computer or network systems which historically were recorded as capital expenditures by Client. The prices to be paid to DAOU will be mutually agreed to in advance of the contract year in question, with the first year contract prices being agreed upon by March 1, 1999. All title to hardware or software shall be in Client's name. DAOU shall be entitled to a security interest in the hardware and/or software purchased, only to the extent DAOU has made payment for such hardware and/or software and for which Client has not paid DAOU. Client shall execute such documentation as DAOU shall reasonably request to perfect its security interest. All necessary software and licenses will be executed on behalf of Client by DAOU utilizing a power of attorney provided to it by Client. Client reserves the right to cancel any purchase during the contract year as dictated by changes in business conditions, provided that DAOU is held harmless from and does not incur any loss as a result of cancellation. Similarly, Client may add purchases during the contract year at prices and payment terms mutually agreed with DAOU. All cancellations and additions will be reflected in a revised capital budget for the year in question.

       The parties acknowledge that certain salaries and expenses related to the implementation of upgrades to software systems or projects of similar scope have been and will be included in the


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

annual base fee set forth in Section 6.1. Such salaries and expenses will be deducted in computing the capital expenditure fee(s).

       Capital expenditure fees will be paid to DAOU on or before the date DAOU is required to make payment to the respective vendors. DAOU agrees to use reasonable commercial efforts to schedule products and systems for delivery as close to the planned installation schedule as practicable under all facts and circumstances.

6.9    TAX EXEMPT CERTIFICATE
       Client will provide DAOU with a tax exempt certificate with respect to the fees to be paid for products and services under this Agreement. DAOU shall itemize separately items of software and hardware purchased on behalf of Client.

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                      7.  ADDITIONAL CONDITIONS AND PROVISIONS
-------------------------------------------------------------------------------

7.1    NOTICES
       All notices, consents, approvals, waivers and elections which any party shall be required or shall desire to make or give under this Agreement shall be in writing and shall be sufficiently made or given only when mailed by U.S. mail, certified, return receipt requested, addressed:

TO CLIENT AT:                             TO DAOU SYSTEMS, INC. AT:
SMHN                                      DAOU SYSTEMS, INC.
1155 West Fourth Street, Suite 216        5120 Shoreham Place
Reno, NV  89503                           San Diego, CA  92122
ATTN:  RONALD R. LONG                     ATTN:  DAN L. PORTER

or to such other address as any party hereto shall designate by like notice given to the other parties hereto. Notices, Consents, Approvals, Waivers and Elections given or made as aforesaid shall be deemed to have been given and received on the next business day following the date of the mailing thereof as aforesaid.

7.2    CONFIDENTIALITY OF ENTIRE AGREEMENT
       DAOU and Client agree that, except as set forth below, the terms of this Agreement inclusive of dollar amounts, shall remain confidential and shall not be disclosed directly or indirectly by the parties, their counsel, agents or employees or so long as they are employed with the party, except as required to accomplish the matters set forth above, or where such disclosure is required by law. The parties acknowledge that, as a public corporation, DAOU is required to disclose publicly the existence of the Agreement and its material terms and conditions and that the Agreement must be filed with the Securities and Exchange Commission (the "Commission"). DAOU intends to apply for confidential treatment of those portions of the Agreement which qualify for confidential treatment under the rules of the Commission, but cannot guarantee concurrence of the Commission with DAOU's request.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

7.3    MISCELLANEOUS
       A.  Confidentiality of Information:  DAOU shall not disclose information relating to Client operations to persons other than members of the Medical Staff, State Licensing Boards, or Joint Commission on
Accreditation of Healthcare Organizations without written consent of Client, or duly issued Court Process or Orders.
       B.  Confidentiality of Data:   All data on the Client network shall
remain confidential. This provision shall survive the term(s) of this Agreement.
       C. Assignability: Neither party may assign or transfer its rights, interests, obligations, and/or duties under this Agreement without the prior approval of the other party, which approval shall not be unreasonably withheld.
       D. Headings: The headings of the various sections of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication limit or define or extend the specific terms of the section so designated.
       E. Governing Law: This Agreement shall be deemed to have been made and shall be constructed and interpreted in accordance with the laws of the State of Nevada, without regard to the application of conflict of laws principles.
       F. No Right to Rely: Nothing stated herein shall give any person other than Client and it's affiliates and Clients receiving services hereunder any right to rely on any of the rights or obligations hereunder and likewise no other person shall be a third-party beneficiary hereof.
       G. Existing Laws: This Agreement shall be constructed to be in accordance with Federal and State Statues.
       H. Severability: If any provision of provisions of this Agreement are held to be illegal, invalid or unenforceable in any respect, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provisions never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or enforceable provision or by their severance from this Agreement. In the event of any such holding, the parties will immediately commence negotiations to remedy such illegality or invalidity.
       I. Construction: This Agreement shall be construed in its entirety according to its plain meaning and shall not be construed against the party who provided or drafted it.
       J. Notification of Adverse Action: Each party shall notify the other party in a timely manner of any action or situation that might or will materially affect the party's ability to carry out its responsibilities under this contract.
       K. Waiver: The Waiver by either party of any breach of any provision of this Agreement or warranty or representation herein set forth shall not be constructed as a waiver of any subsequent breach of the same or any other provision.
       L. Medicare Books and Records: DAOU agrees to make available, upon request, to the Secretary of Health and Human Services and the Comptroller General of the United States, or their authorized representatives, successors or assigns, this Agreement, and all books, documents and records related to the nature and extent of the costs hereunder for a period of four (4) years after the furnishing of goods and the costs hereunder for a period of four (4) years after the furnishing of goods and services. In addition, DAOU hereby agrees that if services under this Agreement are to be provided by a subcontract with a related organization not contracting


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

directly with Client, DAOU shall require in writing that the subcontractor make available, upon request, to the Secretary of Health and Human Services and the Comptroller General of the United States, or their authorized representatives, successors or assigns, this Agreement, and all books, documents and records related to the nature and extent of the costs hereunder for a period of four (4) years after the furnishing of goods and services.
If DAOU is requested to disclose this Agreement or any books or documents or records pursuant to this paragraph, DAOU shall immediately notify SMHN of the nature and scope of this request.
       M. ADA Compliance: DAOU agrees to uphold and abide by all laws pertaining to equal access and employment opportunities. These laws include Title VI & VII of the Civil Rights Act of 1964 as amended, the Age Discrimination in Employment Act of 1967, as amended, the Age Discrimination in Employment Act of 1975, the Equal Pay Act of 1963, Section 501 & 504 of the Rehabilitation Act of 1973, the Civil Rights Act of 1991 and the Americans With Disabilities Act of 1990. DAOU agrees to offer reasonable accommodation, as required by the law, except where such accommodation poses an undue hardship to the organization.
       N. Dispute Resolution: Any problem or dispute arising under this Agreement and/or concerning the terms of this Agreement, including those provisions requiring decisions with the agreement of both parties, shall be submitted to mediation prior to any action at law or in equity. Such mediation shall be initiated by either party making a written demand for mediation on the other party, which demand shall set out the nature and basis of the dispute and relief sought. The cost of mediation shall be shared equally by the parties, and the mediation shall be facilitated by a neutral mediator (e.g. JAMS). The parties will use their best efforts to conclude any such mediation within sixty
(60) days of commencement. If the dispute cannot be resolved by the mediation process described above, either party may commence an action in the ***
       O. Ownership: All equipment purchased by DAOU for Client shall be the sole property of Client.
       P. Project Delays: If DAOU's ability to perform its obligations hereunder are materially delayed by virtue of Client's conduct or demands, DAOU's Executive Administrator and Client's Contract Administrator shall meet to discuss reasonable additional fees which Client might be required to pay DAOU based on the actual cost of the delay.

7.4    REMEDIES, WARRANTY, INDEMNITY AND LIMITATION OF LIABILITY
       Remedies, warranty terms, indemnity obligations and limitations of liability shall be as set forth on EXHIBIT D.

7.5    ENTIRE AGREEMENT
       This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements to include the Network Management Services Contracts executed on May 15, 1995, November 18, 1996, and November 17, 1997, and including amendments executed on July 15, 1995, April 15, 1996, May 19, 1997 and September 1, 1997. This Agreement may be amended at any time by mutual agreement of the parties, provided that before amendment shall be operative and valid, it shall be reduced to writing and signed by an executive officer of each of the respective parties.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first herein above written.

SAINT MARY'S HEALTH NETWORK               DAOU SYSTEMS, INC.


By: ______________________________        By: _______________________________
    Jeff K. Bills                             Georges J. Daou
    President and Chief Executive             Chief Executive Officer Officer


WITNESSES:

_________________________________         ___________________________________
(Name and Title)                          (Name and Title)

_________________________________         ___________________________________
Signature                                 Signature







THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

                                  EXHIBIT A

                      INFORMATION MANAGEMENT SERVICES

***


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A*** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED


                                   EXHIBIT B
                               LEVEL OF SERVICE

***


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A*** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED




                                  EXHIBIT C
                             PERFORMANCE CRITERIA


***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A*** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED


                                  EXHIBIT D

         Remedies, Warranties, Indemnity and Limitation of Liability
                       Additional Terms and Conditions


***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A*** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.